UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2006


                                UC HUB GROUP INC.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


                  001-15665                               88-0389393
           (Commission File Number)            (IRS Employer Identification No.)

 285 EAST WARM SPRINGS ROAD, LAS VEGAS, NEVADA              89119
        (principal executive offices)                    (Zip Code)

                                 (702) 791-7030
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written  communications  pursuant  to  Rule 425 under the Securities Act

[ ]     Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01.   ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On September 27, 2006, UC HUB Group, Inc. (the "Registrant") acquired the assets of International Wastewater Systems ("IWS") for 1,500,000 restricted shares of the Registrant's common stock and an additional amount of 1,500,000 restricted shares of the Registrant's common stock upon hitting sales benchmarks to be agreed upon by Larry Wilcox and Claude Smith. Notwithstanding this, in the event the assets of IWS, after acquisition, are sold or made available in some new corporate form, the additional 1,500,000 shares will be deemed earned by the original owners of IWS.

     A wastewater system with software and licenses and related intellectual properties organized and in business for the past years has been acquired with the assets of IWS. In addition, the past operating liabilities and during the transition will not be part of any deal or liability to the Registrant. A copy of the acquisition agreement is attached to this Current Report as an exhibit.

ITEM 2.01.   COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     See  Item  1.01,  above.

ITEM 2.03. CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See  Item  1.01,  above.

ITEM 3.02.   UNREGISTERED  SALES  OF  EQUITY  SECURITIES.

     See  Item  1.01,  above.

ITEM 9.01.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements  of  Business  Acquired.

  It is not practicable to file the required historical financial statements at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (b)     Pro  forma  financial  information.

  It is not practicable to file the required pro forma financial information at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (c)     Exhibits.

EXHIBIT NO.                                IDENTIFICATION OF EXHIBIT
-----------                                -------------------------
  10.1       Asset Acquisition Agreement dated September 27, 2006 between UC HUB Group, Inc. and
             International Wastewater Systems.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  September  28,  2006.

                                        UC HUB GROUP, INC.


                                        By /s/ Larry Wilcox
                                          --------------------------------------
                                          Larry  Wilcox,  Chief  Executive
                                          Officer